ETHOS ENVIRONMENTAL, INC.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (the “Agreement”) is made as of August 1, 2008, by and between Ethos Environmental, Inc., a Nevada corporation (the “Company”) and MKM Opportunity Master Fund Limited, a Cayman Island corporation (“Purchaser”).

RECITALS

Subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder, the Company desires to issue and sell to Purchaser, and Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

AGREEMENT

In consideration of the mutual promises contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties to this Agreement agree as follows:

1.           Purchase and Sale of Securities.

(a)           Sale and Issuance of Securities. Subject to the terms and conditions of this Agreement and the exhibits attached hereto, Purchaser agrees to purchase at the Closing (as defined below), and upon payment of the Purchase Price (as defined below) the Company agrees to sell and issue to Purchaser, the following securities (the “Securities”):

(i)           a convertible promissory note in the amount of $300,000.00, in the form attached to this Agreement as Exhibit A (the “Note”); and,

(ii)           a common stock purchase warrant for 1,000,000 shares of the Company’s Common Stock, in the form attached to this Agreement as  Exhibit B (the “Warrant”).

(b)           Payment of Purchase Price.  Payment of the Purchase Price must be transmitted via bank wire to the Company as follows to:

Bank of America
7680 Girard Avenue
La Jolla, CA 92037
Tel. (858) 452-8400

Routing Number: 0260-0959-3

SWIFT NUMBER:  BOFAUS6S

ACCOUNT INFORMATION:

SteadyLaw Group, LLP
501 W. Broadway, Suite 800
San Diego, CA 92101
Tel. (619) 399-3102
Fax. (619) 330-1888

ATTORNEY CLIENT TRUST ACCOUNT
Account No. 16648-41027

 (c)           Closing; Delivery.

(i)           The purchase and sale of the Securities shall take place at the offices of the Company at such time and place as the Company and the Purchaser mutually agree upon in writing (which time and place are designated as the “Closing”).

(ii)           At the Closing, the Company shall deliver to the Purchaser the Note and Warrant to be purchased by such Purchaser against (1) payment of the Purchase Price therefor by wire transfer to the Company set forth above, and (2) delivery of counterpart signature pages to this Agreement.

2.           [This Section 2 is intentionally left blank]

3.           Representations and Warranties of the Company.  The Company hereby represents and warrants to Purchaser that:

(a)           Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

(b)           Authorization.  All corporate action on the part of the Company, its officers and directors necessary for the authorization, execution and delivery of this Agreement and the authorization, sale, issuance and delivery of the Securities, the shares of the Company’s capital stock issuable on conversion and/or exercise thereof, and the performance of all obligations of the Company hereunder and thereunder has been taken or will be taken prior to the Closing. The Agreement and the Note and Warrant, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c)           Capitalization.  The authorized capital of the Company consists of:

(i)           100,000,000 shares of Common Stock, $0.0001 par value of which (excluding the Securities sold hereunder or pursuant to the Stock Purchase Agreement of even date herewith by and between the Company and the Purchaser (hereinafter, the “Stock Purchase Agreement”)) 39,520,174 shares of common stock are issued and outstanding and no shares of preferred stock are issued and outstanding. All of the outstanding shares of Common Stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws.

(ii) The shares of common stock to be issued by the Company upon conversion of the Notes, shall be issued from the shares currently being reserved by the Company for delivery to the Company’s executives officers as earn out shares.

(iii) All shares of the Company’s common stock issuable upon the exercise of the Warrant or conversion of the Note shall, upon issuance, be duly duly and validly authorized and issued, fully paid and nonassessable.

(d) Enforceability.  The execution and delivery by Company of this Agreement, the issuance of the Securities and the shares of common stock issuable upon the exercise and/or conversion of the Securities, will result in legally binding obligations that are enforceable against the Company in accordance with the respective terms and provisions of the Agreement, the Note and the Warrant.

(e) Additional Representations and Warranties. The Company hereby adopts and incorporates by reference the representations and warranties of the Company set forth in Article III of the Stock Purchase Agreement as though such representations and warranties are expressly set forth at full herein.

4.           Representations and Warranties of the Purchaser.  Purchaser hereby represents and warrants to the Company that:

(a)           Authorization. Purchaser has full power and authority to enter into this Agreement.  This Agreement when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

(b)           Purchase Entirely for Own Account.  This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.  By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities. The Purchaser has not been formed for the specific purpose of acquiring any of the Securities.

(c)           Knowledge. Purchaser acknowledges that he has had access to the Company’s filings with the Securities and Exchange Commission and has reviewed in particular the risk factors for investors contained in those filings. Purchaser further acknowledges that the Company has continued to sustain operating losses since the last financial statements filed. The Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.

(d)           Restricted Securities.  The Purchaser understands that the Securities (and the shares of common stock issuable upon the exercise and/or conversion thereof) have not been registered under the Securities Act. Unless registered, the Purchaser may only sell or transfer the Securities (and the shares of common stock issuable upon the exercise and/or conversion thereof) pursuant to a specific exemption from the registration provisions of the Securities Act.  The Purchaser understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.  The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

(e)           [This Section 4(e) is intentionally left blank]

(f)           Legends.  The Purchaser understands that the Securities, and any shares of common stock issuable upon the exercise and/or conversion thereof may bear one or all of the following legends:

(i)	A legend substantially similar to the following form:

 “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE AFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(ii)           Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

(g)           Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

5.           Conditions of the Purchasers’ Obligations at Closing.  The obligations of Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

(a)             Representations and Warranties.  The representations and warranties of the Company contained and incorporated by reference in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

(b)             Qualifications.  All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

6.           Conditions of the Company’s Obligations at Closing.  The obligations of the Company to Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

(a)           Representations and Warranties. The representations and warranties of Purchaser contained in Section 4 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

(b)           Qualifications.  All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

7.           Miscellaneous.

(a)           Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(b)           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by any party against the others concerning the transactions contemplated by this Agreement shall be brought only in the state or federal courts located in the County of New York, State of New York. All parties agree to submit to the jurisdiction of such courts. The prevailing party or parties shall be entitled to recover from the losing party or parties its reasonable attorney’s fees and costs. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Agreement.  Nothing contained herein shall be deemed or operate to preclude either party hereto from bringing suit or taking other legal action against the other in any other jurisdiction to enforce a judgment of any court located in New York County, City and State of New York, in favor of the prevailing party.

(c)           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(d)           Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(e) Notices.   All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be: (i) if to the Company: 6800 Gateway Park Drive, San Diego, Ca 92154, Fax: 619.575.9300, with a copy to Luis Carrillo, Esq., SteadyLaw Group, LLP, 501 W. Broadway Suite 800, San Diego, CA 92101 (ii) if to the Purchaser:  MKM Opportunity Master Fund, Limited, 644 Broadway, Fourth Floor, New York, New York 10012, facsimile , with a copy to Charles J. Hecht, Esq., Hecht & Associates, P.C., 275 Madison Avenue, 28th Floor, New York, New York 10016, facsimile: (212) 490-3263, e-mail: ..

(f)           Amendments and Waivers.  No provision of this Agreement or the Note or Warrant may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser, or in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any provision shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(g)           Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable.  In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(h)           Entire Agreement.  This Agreement, the documents referred to herein, the provisions incorporated herein by reference and the documents annexed as exhibits hereto constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

(i)           Corporate Securities Law.  THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE.  THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:                                                                                  PURCHASER:

ETHOS ENVIRONMENTAL, INC.	MKM OPPORTUNITY MASTER FUND, LIMITED

By:		By:
	Enrique de Vilmorin, President	Its